UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

REACHLOCAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34749	20-0498783
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

21700 Oxnard Street, Suite 1600, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 274-0260

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, ReachLocal, Inc. is hosting an Analyst and Investor day on Thursday, February 21, 2013 at NASDAQ in Times Square. Key members of the senior management team will host a series of presentations beginning at 8:30 a.m. Eastern Time (registration begins at 8:00 a.m. Eastern Time), providing insight into ReachLocal’s international business and a preview of new product and technology initiatives for 2013 and beyond. Space is limited and pre-registration is required for admittance to the event.

A copy of the presentation slides and a live and archived audio-only webcast of the conference call will be accessible from the “Investors” section of ReachLocal’s website at http://investors.reachlocal.com/events.cfm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013	REACHLOCAL, INC.

	By:	/s/ Ross G. Landsbaum
Ross G. Landsbaum
Chief Financial Officer